UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 6, 2025

Readvantage Corp.

(Exact name of registrant as specified in its charter)

Nevada	333-285670	32-0744491
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

801 Travis Street, Suite 2101, Houston, TX, 77002, USA

(Address of principal executive offices, zip code)

+1816-3276170

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
n/a	n/a	n/a

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accountant standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) Dismissal of Independent Registered Public Accounting Firm

On August 6, 2025, Readvantage Corp. (the “Registrant”) approved the dismissal of Saeed Kamran & Co. Chartered Accountants as the Registrant's independent registered public accounting firm, effective immediately.

During the period January 9, 2025, the date of our engagement with Saeed Kamran & Co. Chartered Accountants, and August 6, 2025, the date of dismissal, the Registrant did not experience any disagreements, as defined in Item 304(a)(1)(iv) of Regulation S-K, between itself and Saeed Kamran & Co. Chartered Accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Saeed Kamran & Co. Chartered Accountants’s satisfaction, would have caused Saeed Kamran & Co. Chartered Accountants to make reference to such disagreements in its audit reports.

The Registrant has provided a copy of the foregoing disclosures to Saeed Kamran & Co. Chartered Accountants and requested that Saeed Kamran & Co. Chartered Accountants furnish it with a letter addressed to the Securities and Exchange Commission stating whether Saeed Kamran & Co. Chartered Accountants agrees with the above statements. A copy of Saeed Kamran & Co. Chartered Accountants’s letter, dated August 6, 2025, is filed as Exhibit 16.1 to this Form 8-K.

(b) Appointment of Independent Registered Public Accounting Firm

On August 6, 2025, Readvantage Corp. (the "Registrant") approved the appointment of Chaudhury Ahmed Habib &Co., as the Registrant's new independent registered public accounting firm for the year ended June 30, 2025.

During the Registrant’s fiscal years ended June 30, 2025 and June 30, 2024, and the subsequent interim period through the date of this report, neither the Registrant, nor anyone on its behalf has consulted with Chaudhury Ahmed Habib &Co. regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed , or the type of audit opinion that might be rendered with respect to the consolidated financial statements of the Registrant, and no written report or oral advice was provided to the Registrant by Chaudhury Ahmed Habib &Co., that was an important factor considered by the Registrant in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a "disagreement" (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description of Exhibit
16.1	Letter from Saeed Kamran & Co. Chartered Accountants to the Securities and Exchange Commission dated August 6, 2025

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 11, 2025

Readvantage Corp.

By:	/s/ Ilona Andzejevska
Name:	Ilona Andzejevska
Title:	President, Treasurer and Director (Principal Executive, Financial and Accounting Officer)